Net loss per share (Tables)	12 Months Ended
Dec. 31, 2021
Summary of Pertinent Data Relating to Computation of Basic and Diluted Net Loss Per Share

The following table sets forth pertinent data relating to the computation of basic and diluted net loss per share attributable to common shareholders.

	Years ended December 31,
	2021	2020	2019
	$	$	$
Net loss	(8,368)	(5,118)	(6,042)
Basic weighted average number of shares outstanding	114,924,497	41,083,163	17,494,472
Diluted weighted average number of shares outstanding	114,924,497	41,083,163	17,494,472
Items excluded from the calculation of diluted net loss per share because the exercise price was greater than the average market price of the common shares or due to their anti-dilutive effect
Stock options and DSUs	1,509,368	679,400	953,557
Share purchase warrants	11,441,213	44,901,366	6,629,144